                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-61205.


ARTHUR ANDERSEN LLP

Salt Lake City, Utah
 March 31, 1999